Exhibit 10.13
NOTICE OF COMMITMENT INCREASE REQUEST
Truist Bank
740 Battery Avenue, 9th Floor
Atlanta, Georgia 30339
Attention: Hays Wood
Phone: 404-836-5879
February 9, 2026
Ladies and Gentlemen:
This Commitment Increase Request (this “Commitment Increase Request”) is delivered pursuant to Section 2.14 of the Third Amended and Restated Credit Agreement, dated as of June 5, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Main Street Capital Corporation (the “Company”), the Guarantors party thereto, the Lenders party thereto and Truist Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
Pursuant to Section 2.14 of the Credit Agreement, the Company hereby requests that the aggregate amount of the Lenders’ Revolver Commitments be increased from $1,145,000,000 to $1,175,000,000 (the “Commitment Increase”) on February 9, 2026.
The Company intends to effectuate the Commitment Increase by adding First Financial Bank as a Lender with a Revolver Commitment of $30,000,000.

IN WITNESS WHEREOF, the undersigned has executed this Commitment Increase Request as of the date first above written.

MAIN STREET CAPITAL CORPORATION

By:	/s/ Ryan Nelson
Name:	Ryan Nelson
Title:	Chief Financial Officer and Treasurer
Truist/Main Street — Signature Page to Notice of Commitment Increase Request

RESPONSE TO NOTICE INCREASE REQUEST
February 9, 2026
Truist Bank
740 Battery Avenue, 9th Floor
Atlanta, Georgia 30339
Attention: Hays Wood
Phone: 404-836-5879

Re:    Main Street Capital Corporation (the “Company”)
Ladies and Gentlemen:
We refer to (a) that certain Third Amended and Restated Credit Agreement, dated as of June 5, 2018 (as amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Guarantors party thereto, the Lenders party thereto and Truist Bank, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of February 9, 2026, provided by the Company to the Administrative Agent (the “Notice”).
Pursuant to the Notice and Section 2.14 of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and First Financial Bank (the “Additional Lender”) agrees that the Additional Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Revolver Commitment equal to $30,000,000. Without limiting the foregoing, the Additional Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Additional Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.
This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The parties hereto hereby agree that this Response Letter is a joinder agreement and a supplement to the Credit Agreement, in satisfaction of the requirements in Section 2.14 of the Credit Agreement, and a Loan Document.

[Signature pages follow]

Very truly yours,

FIRST FINANCIAL BANK
as Additional Lender

By:	/s/ Matthew J. Sylvia
Name:	Matthew J. Sylvia
Title:	EVP

MAIN STREET CAPITAL CORPORATION

By:	/s/ Ryan Nelson
Name:	Ryan Nelson
Title:	Chief Financial Officer and Treasurer

TRUIST BANK,
as Administrative Agent and an Issuing Bank

By:	/s/ Hays Wood
Name:	Hays Wood
Title:	Managing Director

Truist/Main Street — Signature Page to Response to Commitment Increase Request